SEMIANNUAL REPORT
MARCH 31, 2002

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION,
WITH CURRENT INCOME A SECONDARY OBJECTIVE

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
U.S. GOVERNMENT BOND FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH A STABLE NET ASSET VALUE

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM

                                 REYNOLDS FUNDS

Dear Fellow Shareholders:                                          May 30, 2002

  The recessionary influences in the U.S. economy that caused a decline in the major stock markets in 2000 and 2001 have abated somewhat in 2002 and we anticipate that the economic recovery that is underway will be reflected in higher stock prices in the future. Concerns of national security, confidence in our accounting system and the weakness in capital spending have caused a delay in the normal stock market recovery from this recent economic slowdown. These factors have caused many investors to seek safe investments in money market funds (currently at historically high levels in terms of total assets) and high quality bonds even though the returns in these investments are low compared to historical levels.

  Long-term we are very optimistic as the U.S. economy has many basic underlying strengths and should grow and prosper over the long-term. In the Reynolds Stock Funds we emphasize investments in companies that are well capitalized, world and industry leaders. We feel that these high quality companies are well positioned for strong returns as investors rebuild their investments in America's great companies.

  The slowdown in the economy affected many segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. As a result, the Standard & Poor's 500 Index, as well as all other major market indexes, declined during the two year period ended March 31, 2002. The stock market decline caused many market averages and portfolios to retrace the gains of 1999 and 2000 and brought us back to prices for many companies that equaled 1998 valuations. The Reynolds Blue Chip Growth, Opportunity and Reynolds Fund, which emphasize investments in high quality growth companies, also experienced negative returns during this same time period.

  Since January 2001, the Federal Reserve has lowered interest rates eleven times in an attempt to stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. These measures have had a positive influence on the U.S. Economy as Gross Domestic Product (GDP), led by strong consumer spending, increased 5.6% in the first quarter of 2002. The strengthening economy should improve the growth prospects for high quality companies and the stock prices of our core holdings. During the six month period ended March 31, 2002 the Reynolds Blue Chip Growth Fund increased +7.9%, the Reynolds Opportunity Fund increased +9.5% and the Reynolds Fund increased +7.8%.

                  LONG-TERM INVESTING IN HIGH QUALITY COMPANIES

  The long-term strategy of the Reynolds Stock Funds is to invest in high quality, industry-dominant companies. Occasionally, these companies go out of favor for a while. However, these companies continue to build value as their earnings grow and it is only a matter of time before their stocks begin appreciating again. These key stocks held in the Reynolds equity funds are the #1 companies in the world in their respective industries:

   Albertson's / Safeway - Grocery Stores
   American Express - Financial Services
   American International Group - Insurance
   Amgen - Biotechnology
   AOL Time Warner / Sony - Entertainment/Media
   Best Buy - Retail Specialty (Consumer Electronics)
   Boeing - Airlines/Aerospace
   Cisco - Computer Networking
   Citigroup - Banks
   Coca-Cola - Beverages (the best known
     brand name in the world)
   Dell Computer - Computer &
     Peripherals (Personal Computers)
   Walt Disney - Entertainment / Media
   eBay - Retail Specialty (Internet Businesses)
   EMC - Computer & Peripherals (Computer Storage)
   Fannie Mae - Financial Services
   General Electric - Electrical Equipment
   General Mills / Kraft Foods - Foods
   Hewlett-Packard Compaq - Computer
     & Peripherals (Printers)
   Home Depot - Building (Material Retailers)
   IBM - Computer & Peripherals (Large Computers)
   Intel / Texas Instruments - Semiconductors
   Johnson & Johnson / Abbott Laboratories -
     Medical Supplies
   McDonalds - Restaurants
   Merck / Pfizer - Drugs
   Microsoft - Application Software
   Minnesota Mining & Manufacturing - Chemicals
   Nokia - Wireless Communications
   Procter & Gamble / Colgate-Palmolive /
     Gillette - Household Products
   Schlumberger - Energy Services
   Charles Schwab - Financial Services
   Wal-Mart Stores / Costco - Retail Stores

    INTEREST RATE REDUCTIONS ARE A SIGNIFICANT POSITIVE FOR STOCK VALUATIONS

  The Federal Reserve Board has lowered short-term interest rates eleven times. Lower interest rates usually cause higher stock valuations for many reasons including:

   (1) Borrowing costs of corporations are lower resulting in higher business confidence and profits.
   (2) Borrowing costs of individuals are lower which increases consumer confidence and spending.
   (3)  Cash is not as attractive as an alternative investment to stocks.
   (4) A company's stock is usually valued by placing a present value on that company's future stream of earnings and dividends. The present value should be higher when inflation and interest rates are low.

                       THE REYNOLDS BLUE CHIP GROWTH FUND

  The Reynolds Blue Chip Growth Fund has investments in many of the premier worldwide growth companies. These companies have proven management, strong financials including low debt and high return on equity, leading research and development, and dominant worldwide products with good unit sales growth. The probabilities highly favor that the diversified group of industry leading companies held in the Blue Chip Fund will remain industry leaders over the long-term, continue to strongly increase their earnings, and continue to significantly increase shareholder wealth.

  Since its inception in 1988, the Blue Chip Fund's performance has been featured in many financial publications and shows including: America Online, Bloomberg, Business Week, CNBC, CNN, CNNfn, Consumer Reports, Fortune, Investor's Business Daily, Kipplinger's, Louis Ruykeyser's Mutual Funds, Money, Morningstar, Mutual Funds Magazine, Schwab, Smart Money, Standard &Poor's The Outlook and Select Funds, USAToday, New York Times, The Wall Street Journal, Wall Street Week, Wizards of Wall Street and Worth Magazine.
                  ----------------------

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2002)
                                               TOTAL RETURN    ANNUALIZED RETURN
                                               ------------    -----------------
Since Inception (August 12, 1988)                +264.0%              +9.9%
Ten Years                                        +131.7%              +8.8%
Five Years                                        +32.6%              +5.8%
One Year                                          -12.7%                 --

                         THE REYNOLDS OPPORTUNITY FUND

  The Reynolds Opportunity Fund generally invests in medium and large size high quality companies that have proven themselves in the marketplace and are leaders in their industries. These well-managed companies usually have sales of more than $500 million and are demonstrating strong earnings growth from proprietary innovative products.

  A long-term investment in the Reynolds Opportunity Fund should be a good complement to a long-term investment in the Reynolds Blue Chip Growth Fund and the Reynolds Fund. We are making a high probability bet with the companies in the Opportunity Fund, just as we are with the companies in the Blue Chip and Reynolds Funds, that the majority of the companies within a well diversified group of proven worldwide leading companies will continue to be leaders and strongly increase their earnings and shareholder wealth in the future.

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2002)

                                               TOTAL RETURN    ANNUALIZED RETURN
                                               ------------    -----------------
Since inception (January 30, 1992)                +92.5%              +6.7%
Ten Years                                         +98.4%              +7.1%
Five Years                                        +29.3%              +5.3%
One Year                                          -15.0%                 --

                               THE REYNOLDS FUND

  The Reynolds Fund is a general stock fund and is intended to be a long-term investment holding. The Fund may own common stocks of all types and sizes and will mainly invest in high quality common stocks of U.S. headquartered companies. While the Fund will generally invest in "growth" stocks, it may also invest in "value" stocks.

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2002)

                                               TOTAL RETURN    ANNUALIZED RETURN
                                               ------------    -----------------
Since inception (September 30, 1999)              -53.1%             -26.1%
One Year                                          -17.9%                 --

                     THE REYNOLDS U.S. GOVERNMENT BOND FUND

  The Reynolds U.S. Government Bond Fund emphasizes high quality investment in U.S. Treasury Bonds, Treasury Notes and Treasury Bills of varying maturities. As of March 31, 2002, the assets were invested approximately 87.8% in U.S. treasury Securities and 12.2% in high quality cash equivalents.

  The Reynolds U.S. Government Bond Fund is designed to satisfy many of the fixed income objectives of investors. For example, the Bond Fund is actively managed and is invested in bonds having many different maturities, which reduces the risk that a large percentage of the bonds in the Fund mature at an inopportune time for reinvestment. The Bond Fund had a dollar weighted average maturity of 0.60 years on March 31, 2002. The average maturity of the bonds in the Fund is continually reevaluated and adjusted based on short- and long-term economic, inflation, and interest rate forecasts.

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2002)

                                               TOTAL RETURN    ANNUALIZED RETURN
                                               ------------    -----------------
Since inception (January 30, 1992)                 61.9%               4.9%
Ten Years                                          60.7%               4.9%
Five Years                                         26.7%               4.9%
One Year                                            3.0%                 --

                         THE REYNOLDS MONEY MARKET FUND

  The Reynolds MoneyMarket Fund offers unlimited check writing with no minimum amount per check. The Reynolds Money Market Fund is designed to provide for investor's short-term cash management needs. For ease of redemption, the Money Market Fund offers: (1) check writing ($.20 printing charge per check); or (2) telephone redemption where either a check is mailed to the shareholder, or money may be wired to the shareholder's bank account ($15.00 wiring charge - no charge if part of the systematic withdrawal plan which has a $100 minimum withdrawal). As of March 31, 2002, the dollar weighted average days to maturity of the Money Market Fund was 29.5 days.

  The Reynolds Money Market Fund's yield should vary with the rate of inflation over the years. Its yield is usually higher than inflation and higher than or approximately the same as most brokerage-firm sponsored money market funds. Brokerage-firm sponsored money market funds typically have higher expense structures due to their higher marketing costs. The Reynolds Money Market Fund's yield is almost always higher than rates paid by most short-term bank accounts. The rates paid by banks are lower because banks typically have higher overhead.

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2002)

                                               TOTAL RETURN    ANNUALIZED RETURN
                                               ------------    -----------------
Since inception (January 30, 1991)                 59.4%               4.3%
Ten Years                                          50.6%               4.2%
Five Years                                         24.1%               4.4%
One Year                                            2.1%                 --

                              ECONOMIC DISCUSSION

                               THE WORLD ECONOMY

  There are more than 1.5 billion people in the world that will be experiencing a higher standard of living and using and consuming many products as capitalism grows in many countries such as China and Eastern Europe. Many other countries, such as India and Latin America, have rapidly emerging middle classes, who desire western goods and services and governments that are encouraging foreign investment.

  Worldwide inflation remains low. There are many reasons for this including: worldwide growth has slowed, committed central bankers, fiscal restraint by governments, worldwide competition for products and labor is keeping costs low, economic systems are more efficient, and the recent slowdown in the U.S. economy. In addition, cost cutting and restructuring is spreading to many countries, more efficient private-sector operations are replacing inefficient state-run enterprises, and excess capacity exits in many markets. The Blue Chip, Opportunity and Reynolds Funds are well positioned to participate in these long-term worldwide growth trends through their investments in U.S. headquartered and foreign headquartered companies.

                                THE U.S. ECONOMY

  The U.S. economy slowed during 2001. This slowdown was partly caused by the interest rate increases initiated by the Federal Reserve in 1999 and early 2000. While the Federal Reserve's intentions were to insure a stable economy and to keep inflation at a low level, their effects were to cause concerns at the corporate level about the sustainability of economic growth and corporate profits. This resulted in postponements of corporate orders and capital spending.

  The Federal Reserve cut interest rates significantly in 2001 in an effort to stimulate confidence in both corporate and consumer decision making and to reduce borrowing costs to businesses and consumers. In addition, the Federal Government also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive effect on the economy, growth prospects for high quality companies and will have a positive effect on the stock prices of our core holdings. These measures positively affected economic activity in the first quarter of 2002 as GDP grew 5.6%. Consumer spending represents approximately 65% of GDP and was a major factor contributing to this increase. This is a promising indicator and will likely lead to inventory rebuilding by companies, increased capital spending and technology enhancements as companies produce products to fill this demand. GDPincreased 1.0% in 2001, 4.2% in 2000, 4.1% in 1999 and 4.3% in 1998. GDPis
currently estimated to increase 2.4% in 2002 and 3% in 2003.

  U.S. inflation is low relative to the last thirty years due to such factors as the recent weakness in the U.S. economy, global competition, advances in technology resulting in increasing productivity and technology innovations that are helping to lower production and distribution costs. U.S. inflation increased 3.1% in 2001, after increasing 3.4% in 2000, 2.2% in 1999 and 1.5% in 1998. U.S. inflation is estimated to increase 1.3% in 2002 and 2% in 2003.

                               INVESTMENT OUTLOOK

  There are many investment positives. Among them are: (1) the current stock prices of many high quality companies are low compared to historic valuations;
(2) interest rates have been lowered by the Federal Reserve while inflation remains at a low level; (3) The Federal Government has implemented economic stimulus through individual tax refunds and tax rate reductions; (4) U.S.industry is more competitive than at any time in the past quarter century and U.S. companies are the leaders in the majority of industries worldwide; (5) U.S. productivity continues to increase; and (6) the Internet is beginning to produce efficiencies.

                      INFORMATION ABOUT THE REYNOLDS FUNDS

  REYNOLDSFUNDS.COM WEB SITE: You can now access current information about your investment holdings via our web site, reynoldsfunds.com. You must first create a personal identification number (PIN) on our website by going to the section "View Account" then "Create PIN". You will be able to view your account list, account detail (including balances), transaction history, distributions, and current Fund prices. Additional information available includes quarterly updates on the returns of the five Funds, top ten holdings of each equity portfolio, and industry percentages. Also detailed statistics and graphs of past performances regarding the Reynolds Funds with links to Quicken.com and Multex Investor.

  FOR AUTOMATIC CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours-a-day, seven days a week and press any key and follow the voice instructions. The updated current net asset values for all of the Reynolds Funds are usually available each business day after 5 P.M. (PST).

  FOR REYNOLDS MONEY MARKET FUND CURRENT ONE AND SEVEN DAY YIELDS: Call 1-800-773-9665 and press any key and follow the voice instructions.

  FOR SHAREHOLDERS TO AUTOMATICALLY ACCESS THEIR CURRENT ACCOUNT INFORMATION:
Call 1-800-773-9665 (twenty-four hours-a-day, seven days a week), press any key, then "2" and enter your 10 digit account number which appears at the top left of your statement.

  TO SPEAK TO A FUND REPRESENTATIVE REGARDING QUESTIONS, CURRENT ACCOUNT INFORMATION AND CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 and press "0" from 6 A.M. to 5 P.M. (PST).

  SHAREHOLDER STATEMENT FREQUENCY: Consolidated statements summarizing all Reynolds Funds held by a shareholder are sent quarterly. In addition, individual Fund statements are sent whenever a transaction occurs. These transactions are:
(1) Blue Chip, Opportunity and Reynolds Funds statements are sent twice a year when and if any ordinary income or capital gains are distributed; and (2) statements are sent for any of the Funds when a shareholder purchases or redeems shares.

  TAX REPORTING: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Reynolds Funds are also reported in January.

  NEWSPAPER LISTING OF NET ASSET VALUE: The Blue Chip, Opportunity and Reynolds Funds are listed in many major daily newspapers. Many newspapers have a separate heading listed alphabetically for the Reynolds Funds. The Blue Chip Fund, Opportunity Fund and Reynolds Fund appear under that heading. The Blue Chip Fund has the symbol BluChpGr or Blue Chip, the Opportunity Fund has the symbol Oppty or Opportunity, and the Reynolds Fund has the symbol Reyn Fd or Reynlds Fnd.

  NASDAQ SYMBOLS: Reynolds Blue Chip Growth Fund - RBCGX, Reynolds Opportunity Fund - ROPPX, Reynolds Fund - REYFX, Reynolds U.S. Government Bond Fund - RUSGX, Reynolds Money Market Fund - REYXX.

  MINIMUM INVESTMENT: $1,000 for regular and retirement accounts. ($100 for additional investments for all accounts - except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

  PROTOTYPE PLANS FOR RETIREMENT PLANS: All types are offered including the Roth IRA, Education IRA, SIMPLE IRA Plan, 401k, SEPIRA, 403b and Keogh Plans.

  AUTOMATIC INVESTMENT PLAN: There is no charge to automatically debit your checking account or your savings account to invest in any of the Reynolds Funds ($50 minimum) at periodic intervals to make automatic purchases in any of the Reynolds Funds. This is useful for dollar cost averaging.

  SYSTEMATIC WITHDRAWAL PLAN: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in any of the Reynolds Funds as often as monthly and send a check to you or transfer funds to your bank account.

  EXCHANGES OR REGULAR REDEMPTIONS: As often as desired - no charge.

  PORTFOLIO MANAGER: Frederick Reynolds is the portfolio manager of each of the Reynolds Funds.

  THE REYNOLDS FUNDS ARE NO-LOAD: No front-end sales commissions or redemption fees ("loads") are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or "load" in which up to 5% of a shareholder's assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or "load" which is typically deducted from a shareholder's account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder's return. The Reynolds Funds are No-Load as they do not have these extra charges.

  We appreciate your continued confidence in the Reynolds Funds and would like to welcome our new shareholders. The Reynolds Money Market Fund now has unlimited check writing with no minimum per check. One hundred percent of our company's pension plan is invested in the Reynolds Funds. We look forward to strong results in the future.

Sincerely,

/s/Frederick L. Reynolds

Frederick L. Reynolds
President

      80 East Sir Francis Drake Blvd. o Larkspur, CA 94939 o 415-461-7860

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Funds unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Reynolds Blue Chip Growth Fund
STATEMENT OF NET ASSETS
March 31, 2002 (Unaudited)

                                                                     QUOTED
  SHARES                                                          MARKET VALUE
  ------                                                          ------------
LONG-TERM INVESTMENTS -- 99.2% (A)<F2>
COMMON STOCKS -- 99.2% (A)<F2>

             AIRLINES/AEROSPACE -- 0.3%
     3,000   AMR Corp.*<F1>                                       $     79,230
     4,000   Boeing Co.                                                193,000
     3,000   Southwest Airlines Co.                                     58,050
     3,000   UAL Corp.                                                  49,020
     2,000   United Technologies Corp.                                 148,400
                                                                  ------------
                                                                       527,700

             APPLICATION SOFTWARE -- 9.0%
   110,000   Microsoft Corp.*<F1>                                    6,634,100
   374,864   Oracle Corp.*<F1>                                       4,798,259
    12,000   PeopleSoft, Inc.*<F1>                                     438,360
    97,000   Siebel Systems, Inc.*<F1>                               3,163,170
                                                                  ------------
                                                                    15,033,889

             AUTOMOTIVE -- 0.2%
     8,000   Ford Motor Co.                                            131,920
     2,000   General Motors Corp.                                      120,900
                                                                  ------------
                                                                       252,820

             BANKS -- 0.9%
     2,000   Bank of America Corp.                                     136,040
    24,833   Citigroup Inc.                                          1,229,730
     2,000   J.P. Morgan Chase & Co.                                    71,300
     2,000   Wells Fargo & Co.                                          98,800
                                                                  ------------
                                                                     1,535,870

             BEVERAGES -- 1.9%
    22,000   The Coca-Cola Co.                                       1,149,720
    39,000   PepsiCo, Inc.                                           2,008,500
                                                                  ------------
                                                                     3,158,220

             BIOTECHNOLOGY -- 0.1%
     2,000   Genentech, Inc.*<F1>                                      100,900

             BUILDING -- 3.3%
   102,250   The Home Depot, Inc.                                    4,970,373
    11,000   Lowe's Companies, Inc.                                    478,390
                                                                  ------------
                                                                     5,448,763

             CHEMICALS -- 0.2%
     2,000   E.I. du Pont de Nemours and Co.                            94,300
     2,000   International Flavors &
               Fragrances Inc.                                          69,940
     1,000   Minnesota Mining &
               Manufacturing Co.                                       115,010
                                                                  ------------
                                                                       279,250

             COMMUNICATION EQUIPMENT -- 2.0%
   154,000   L.M. Ericsson Telephone Co. ADR                           643,720
   100,500   JDS Uniphase Corp.*<F1>                                   591,945
    57,000   QUALCOMM Inc.*<F1>                                      2,145,480
                                                                  ------------
                                                                     3,381,145

             COMPUTER NETWORKING -- 5.8%
   545,000   Cisco Systems Inc.*<F1>                                 9,226,850
    34,000   Juniper Networks, Inc.*<F1>                               429,080
                                                                  ------------
                                                                     9,655,930

             COMPUTER & PERIPHERALS -- 8.8%
    77,000   Dell Computer Corp.*<F1>                                2,010,470
   210,000   EMC Corp. (Mass.)*<F1>                                  2,503,200
   158,000   Hewlett-Packard Co.                                     2,834,520
    28,400   International Business
               Machines Corp.                                        2,953,600
   144,858   Palm, Inc.*<F1>                                           577,983
   436,000   Sun Microsystems, Inc.*<F1>                             3,845,520
                                                                  ------------
                                                                    14,725,293

             DRUGS -- 8.2%
    17,200   Bristol-Myers Squibb Co.                                  696,428
    19,000   Eli Lilly & Co.                                         1,447,800
    70,200   Merck & Co., Inc.                                       4,042,116
   156,080   Pfizer Inc.                                             6,202,619
    41,000   Schering-Plough Corp.                                   1,283,300
                                                                  ------------
                                                                    13,672,263

             ELECTRICAL EQUIPMENT -- 4.1%
     2,000   Emerson Electric Co.                                      114,780
    55,500   General Electric Co.                                    2,078,475
   324,925   Motorola, Inc.                                          4,613,935
     3,000   Raytheon Co.                                              123,150
                                                                  ------------
                                                                     6,930,340

             ENERGY -- 1.0%
     3,000   BJ Services Co.*<F1>                                      103,410
     4,000   ChevronTexaco Corp.                                       361,080
     5,000   Exxon Mobil Corp.                                         219,150
     8,000   Halliburton Co.                                           136,560
     3,000   Noble Affiliates, Inc.                                    117,180
     2,000   Royal Dutch Petroleum Co. ADR                             108,640
     3,000   Schlumberger Ltd.                                         176,460
     6,000   Smith International, Inc.*<F1>                            406,500
                                                                  ------------
                                                                     1,628,980

             ENTERTAINMENT/MEDIA -- 7.0%
   339,100   AOL Time Warner Inc.*<F1>                               8,019,715
   144,754   The Walt Disney Co.                                     3,340,922
     2,000   SONY CORP. SP-ADR                                         103,400
     6,000   Viacom Inc.                                               291,600
                                                                  ------------
                                                                    11,755,637

             FINANCIAL SERVICES -- 5.2%
    96,000   American Express Co.                                    3,932,160
     2,000   Fannie Mae                                                159,760
     1,000   Goldman Sachs Group, Inc.                                  90,250
    23,000   Merrill Lynch & Co., Inc.                               1,273,740
    17,000   Morgan Stanley Dean Witter & Co.                          974,270
   164,000   The Charles Schwab Corp.                                2,146,760
     2,000   State Street Corp.                                        110,760
                                                                  ------------
                                                                     8,687,700

             FOODS -- 0.5%
     3,000   Campbell Soup Co.                                          80,400
     2,000   General Mills, Inc.                                        97,700
     3,000   H.J. Heinz Co.                                            124,500
     2,000   Hershey Foods Corp.                                       137,080
     6,000   Kellogg Co.                                               201,420
     5,000   Kraft Foods Inc.                                          193,250
     4,000   Sara Lee Corp.                                             83,040
                                                                  ------------
                                                                       917,390

             FOOD WHOLESALERS -- 0.0%
     2,000   Sysco Corp.                                                59,640

             GOLD -- 0.0%
     2,000   Newmont Mining Corp.                                       55,380

             GROCERY STORES -- 0.2%
     6,000   Albertson's, Inc.                                         198,840
     4,000   Safeway Inc.*<F1>                                         180,080
                                                                  ------------
                                                                       378,920

             HOTEL -- 0.1%
     9,000   Hilton Hotels Corp.                                       128,700
     3,000   Starwood Hotels & Resorts
               Worldwide, Inc                                          112,830
                                                                  ------------
                                                                       241,530

             HOUSEHOLD PRODUCTS -- 2.2%
     2,000   Avon Products, Inc.                                       108,640
     3,000   Clorox Co.                                                130,890
    23,000   Colgate-Palmolive Co.                                   1,314,450
    14,000   Gillette Co.                                              476,140
     3,000   Newell Rubbermaid Inc.                                     95,880
     5,000   Procter & Gamble Co.                                      450,450
    16,000   Wyeth                                                   1,050,400
                                                                  ------------
                                                                     3,626,850

             INSURANCE -- 0.2%
     4,000   American International Group, Inc.                        288,560
     4,000   Travelers Property Casualty Corp.*<F1>                     80,000
                                                                  ------------
                                                                       368,560

             INTERNET INFORMATION PROVIDERS -- 1.2%
   110,266   Yahoo! Inc.*<F1>                                        2,036,613

             MACHINERY -- 0.2%
     4,000   Caterpillar Inc.                                          227,400
     2,000   Deere & Co.                                                91,100
     1,000   Ingersoll-Rand Co.                                         50,020
                                                                  ------------
                                                                       368,520

             MEDICAL SERVICES -- 0.1%
     2,000   Cardinal Health, Inc.                                     141,780

             MEDICAL SUPPLIES -- 4.3%
    41,000   Abbott Laboratories                                     2,156,600
    79,000   Johnson & Johnson                                       5,131,050
                                                                  ------------
                                                                     7,287,650

             PAPER & FOREST PRODUCTS -- 0.3%
     5,000   Georgia-Pacific Corp.                                     149,750
     2,000   International Paper Co.                                    86,020
     2,000   Kimberly-Clark Corp.                                      129,300
     2,000   Weyerhaeuser Co.                                          125,720
                                                                  ------------
                                                                       490,790

             RESTAURANTS -- 0.4%
    18,000   McDonald's Corp.                                          499,500
     7,000   Wendy's International, Inc.                               244,860
                                                                  ------------
                                                                       744,360

             RETAIL-SPECIALTY -- 1.9%
     4,000   Bed Bath & Beyond Inc.*<F1>                               135,000
    13,000   Best Buy Co., Inc.*<F1>                                 1,029,600
    22,500   eBay Inc.*<F1>                                          1,274,400
     2,000   NIKE, Inc. Cl B                                           120,020
     7,000   Office Depot, Inc.*<F1>                                   138,950
     3,000   Staples, Inc.*<F1>                                         59,910
     3,000   Starbucks Corp.*<F1>                                       69,390
     7,000   Tiffany & Co.                                             248,850
     3,000   Walgreen Co.                                              117,570
                                                                  ------------
                                                                     3,193,690

             RETAIL STORES -- 8.6%
    90,000   Costco Wholesale Corp.*<F1>                             3,583,800
    85,625   The Gap, Inc.                                           1,287,800
     9,000   Kohl's Corp.*<F1>                                         640,350
     5,000   Nordstrom, Inc.                                           122,500
    46,000   Target Corp.                                            1,983,520
   112,000   Wal-Mart Stores, Inc.                                   6,864,480
                                                                  ------------
                                                                    14,482,450

             SEMICONDUCTORS -- 13.1%
   398,880   Intel Corp.                                            12,129,941
     6,000   Teradyne, Inc.*<F1>                                       236,580
   212,000   Texas Instruments Inc.                                  7,017,200
    41,000   Vitesse Semiconductor Corp.*<F1>                          401,800
    53,500   Xilinx, Inc.*<F1>                                       2,132,510
                                                                  ------------
                                                                    21,918,031

             SERVICES -- 0.1%
     2,000   FedEx Corp.*<F1>                                          116,200
     2,000   United Parcel Service, Inc. Cl B                          121,600
                                                                  ------------
                                                                       237,800

             TELECOMMUNICATIONS -- 2.1%
    72,000   CIENA Corp.*<F1>                                          648,000
   145,750   Lucent Technologies Inc.                                  689,398
   278,600   Nortel Networks Corp.                                   1,250,914
    83,500   Tellabs, Inc.*<F1>                                        874,245
                                                                  ------------
                                                                     3,462,557

             WIRELESS COMMUNICATION -- 5.7%
   462,000   Nokia Corp. "A" ADR                                     9,581,880
                                                                  ------------
               Total common stocks
                 (cost $142,474,643)                               166,369,091
                                                                  ------------
               Total long-term investments
                 (cost $142,474,643)                               166,369,091

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.2% (A)<F2>

             VARIABLE RATE DEMAND NOTE -- 1.2%
$1,999,535   Firstar Bank U.S.A., N.A.                               1,999,535
                                                                  ------------
               Total short-term investments
                 (cost $1,999,535)                                   1,999,535
                                                                  ------------
               Total investments
                 (cost $144,474,178)                               168,368,626

             Liabilities, less cash and
               receivables -- (0.4%) (A)<F2>                          (620,630)
                                                                  ------------
               NET ASSETS                                         $167,747,996
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
               ($0.01 par value 40,000,000
               shares authorized), offering
               and redemption price
               ($167,747,996 / 5,227,961
               shares outstanding)                                $      32.09
                                                                  ------------
                                                                  ------------

  *<F1>   Non-income producing security.
(a)<F2>   Percentages for the various classifications relate to net assets.
    ADR   - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2002 (Unaudited)

INCOME:
   Dividends                                                       $   561,581
   Interest                                                             96,225
                                                                   -----------
       Total income                                                    657,806
                                                                   -----------
EXPENSES:
   Management fees                                                     961,455
   Transfer agent fees                                                 144,298
   Administrative services                                             111,104
   Printing and postage expense                                         64,385
   Custodian fees                                                       42,342
   Distribution fees                                                    27,300
   Professional fees                                                    17,130
   Registration fees                                                    11,589
   Board of Directors fees                                               2,000
   Other expenses                                                        8,395
                                                                   -----------
       Total operating expenses before interest expense              1,389,998

   Interest expense                                                     18,467
                                                                   -----------
       Total expenses                                                1,408,465
                                                                   -----------
NET INVESTMENT LOSS                                                   (750,659)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                      (896,590)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              17,220,397
                                                                   -----------
NET GAIN ON INVESTMENTS                                             16,323,807
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $15,573,148
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2002 (Unaudited) and For the Year Ended September 30, 2001

                                                      2002             2001
                                                    --------         --------
OPERATIONS:
   Net investment loss                            $   (750,659)   $ (2,777,054)
   Net realized loss on investments                   (896,590)    (82,703,769)
   Net increase (decrease) in unrealized
     appreciation on investments                    17,220,397    (201,126,471)
                                                  ------------    ------------
       Net increase (decrease) in net assets
         resulting from operations                  15,573,148    (286,607,294)
                                                  ------------    ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,614,595 and
     4,609,538 shares, respectively)                54,209,177     208,760,628
   Cost of shares redeemed (2,533,506 and
     7,233,355 shares, respectively)               (84,776,011)   (323,295,907)
                                                  ------------    ------------
       Net decrease in net assets derived
         from Fund share activities                (30,566,834)   (114,535,279)
                                                  ------------    ------------
       TOTAL DECREASE                              (14,993,686)   (401,142,573)
NET ASSETS AT THE BEGINNING OF THE PERIOD          182,741,682     583,884,255
                                                  ------------    ------------
NET ASSETS AT THE END OF THE PERIOD               $167,747,996    $182,741,682
                                                  ------------    ------------
                                                  ------------    ------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                            FOR THE SIX
                                           MONTHS ENDING                          YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,        ------------------------------------------------------------------
                                                2002           2001           2000           1999           1998           1997
                                               ------         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $29.73         $66.57         $53.98         $36.95         $32.00         $22.69
Income from investment operations:
   Net investment loss                          (0.13)*<F3>    (0.38)*<F3>    (0.51)         (0.33)*<F3>    (0.12)         (0.01)
   Net realized and unrealized
     gain (loss) on investments                  2.49         (36.46)         13.11          18.01           5.46           9.67
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 2.36         (36.84)         12.60          17.68           5.34           9.66
Less distributions:
   Dividend from net investment income             --             --             --             --          (0.01)            --
   Distributions from net realized gains           --             --          (0.01)         (0.65)         (0.38)         (0.35)
                                               ------         ------         ------         ------         ------         ------
Total from distributions                           --             --          (0.01)         (0.65)         (0.39)         (0.35)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $32.09         $29.73         $66.57         $53.98         $36.95         $32.00
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                          7.9%**<F4>   (55.3%)         23.3%          48.6%          17.0%          43.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)        167,748        182,742        583,884        386,951         89,533         62,294
Ratio of operating expenses before interest
  Expense to average net assets                  1.5%***<F5>    1.3%           1.3%           1.5%           1.4%           1.4%
Ratio of interest expense to
  average net assets                             0.0%***<F5>    0.0%           0.0%            N/A            N/A            N/A
Ratio of net investment loss to
  average net assets                            (0.8%)***<F5>  (0.8%)         (0.8%)         (0.6%)         (0.4%)         (0.1%)
Portfolio turnover rate                         37.3%          35.8%          17.3%           6.2%          35.5%          25.0%

  *<F3> Net investment loss per share is calculated using average shares outstanding.
 **<F4>   Not Annualized.
***<F5>   Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)

ASSETS:
   Investments in securities, at value (cost $17,968,641)          $25,784,272
   Cash                                                                    661
   Receivable from investments sold                                  3,062,485
   Dividends receivable                                                 18,932
   Interest receivable                                                     582
                                                                   -----------
       Total assets                                                $28,866,932
                                                                   -----------
                                                                   -----------

LIABILITIES:
   Payable to brokers for investments purchased                    $ 1,300,252
   Payable to adviser for management fees                               24,199
   Interest payable                                                        273
   Other liabilities                                                    85,434
                                                                   -----------
       Total liabilities                                             1,410,158
                                                                   -----------

NET ASSETS:
   Capital Stock, $0.01 par value; 40,000,000 shares
     authorized; 1,494,102 shares outstanding                       19,516,541
   Net unrealized appreciation on investments                        7,815,631
   Undistributed net realized gains on investments                     124,602
                                                                   -----------
       Net assets                                                   27,456,774
                                                                   -----------
       Total liabilities and net assets                            $28,866,932
                                                                   -----------
                                                                   -----------
CALCULATION OF NET ASSET VALUE PER SHARE:
   Net asset value, offering and redemption price
     per share ($27,456,774 / 1,494,102 shares outstanding)        $     18.38
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
SCHEDULE OF INVESTMENTS
March 31, 2002 (Unaudited)

                                                                      QUOTED
  SHARES                                                           MARKET VALUE
  ------                                                           ------------
LONG-TERM INVESTMENTS -- 99.2% (A)<F7>
COMMON STOCKS -- 99.2% (A)<F7>

             AIRLINES/AEROSPACE -- 0.9%
    2,000    Boeing Co.                                            $    96,500
    3,000    Southwest Airlines Co.                                     58,050
    1,000    United Technologies Corp.                                  74,200
                                                                   -----------
                                                                       228,750

             APPLICATION SOFTWARE -- 14.4%
   10,000    CheckFree Corp.*<F6>                                      153,300
    6,000    Computer Associates
               International, Inc.                                     131,340
   18,000    i2 Technologies, Inc.*<F6>                                 91,080
    9,000    Legato Systems, Inc.*<F6>                                  81,090
   12,500    Microsoft Corp.*<F6>                                      753,875
   76,348    Oracle Corp.*<F6>                                         977,254
   10,600    PeopleSoft, Inc.*<F6>                                     387,218
   22,000    Siebel Systems, Inc.*<F6>                                 717,420
    9,750    VERITAS Software Corp.*<F6>                               427,343
                                                                   -----------
                                                                     3,719,920

             BANKS -- 0.8%
    4,000    Citigroup Inc.                                            198,080

             BEVERAGES -- 0.8%
    2,000    The Coca-Cola Co.                                         104,520
    2,000    PepsiCo, Inc.                                             103,000
                                                                   -----------
                                                                       207,520

             BIOTECHNOLOGY -- 1.4%
    2,000    Amgen Inc.*<F6>                                           119,360
    4,961    Millennium Pharmaceuticals, Inc.*<F6>                     110,680
    8,000    Protein Design Labs, Inc.*<F6>                            137,040
                                                                   -----------
                                                                       367,080

             BUILDING -- 1.7%
    7,397    The Home Depot, Inc.                                      359,568
    2,000    Lowe's Companies, Inc.                                     86,980
                                                                   -----------
                                                                       446,548

             BUSINESS SOFTWARE & SERVICES -- 0.7%
   23,000    E.piphany, Inc.*<F6>                                      173,880

             CABLE TV/BROADCASTING -- 0.2%
    7,000    Liberate Technologies, Inc.*<F6>                           41,650

             COMMUNICATION EQUIPMENT -- 0.9%
    8,000    JDS Uniphase Corp.*<F6>                                    47,120
   13,227    Proxim Corp.*<F6>                                          31,745
    4,000    QUALCOMM Inc.*<F6>                                        150,560
                                                                   -----------
                                                                       229,425

             COMPUTER NETWORKING -- 9.6%
   40,000    BroadVision, Inc.*<F6>                                     69,200
   53,000    CacheFlow Inc.*<F6>                                        51,940
  120,600    Cisco Systems Inc.*<F6>                                 2,041,758
   19,000    Extreme Networks, Inc.*<F6>                               197,600
    4,000    Juniper Networks, Inc.*<F6>                                50,480
   20,000    MRV Communications, Inc.*<F6>                              56,400
                                                                   -----------
                                                                     2,467,378

             COMPUTER & PERIPHERALS -- 8.1%
   23,200    Dell Computer Corp.*<F6>                                  605,752
   24,000    EMC Corp. (Mass.)*<F6>                                    286,080
    8,000    Network Appliance, Inc.*<F6>                              163,040
  116,400    Sun Microsystems, Inc.*<F6>                             1,026,648
                                                                   -----------
                                                                     2,081,520

             COMPUTER SOFTWARE & SERVICES -- 1.0%
   11,000    Rational Software Corp.*<F6>                              174,130
   18,000    Silicon Graphics, Inc.*<F6>                                76,500
                                                                   -----------
                                                                       250,630

             DRUGS -- 5.2%
    2,000    Bristol-Myers Squibb Co.                                   80,980
    9,044    Merck & Co., Inc.                                         520,754
   13,300    Pfizer Inc.                                               528,542
    7,000    Schering-Plough Corp.                                     219,100
                                                                   -----------
                                                                     1,349,376

             ELECTRICAL EQUIPMENT -- 4.1%
    3,000    EchoStar Communications Corp.*<F6>                         84,960
    7,000    General Electric Co.                                      262,150
   50,500    Motorola, Inc.                                            717,100
                                                                   -----------
                                                                     1,064,210

             ELECTRONICS -- 0.8%
   16,000    Giga-tronics Inc.*<F6>                                     61,877
   12,000    Sanmina-SCI Corp.*<F6>                                    141,000
                                                                   -----------
                                                                       202,877

             ENERGY -- 0.7%
   30,000    Parker Drilling Co.*<F6>                                  132,900
    1,000    Schlumberger Ltd.                                          58,820
                                                                   -----------
                                                                       191,720

             ENTERTAINMENT/MEDIA -- 3.4%
   31,200    AOL Time Warner Inc.*<F6>                                 737,880
    3,000    The Walt Disney Co.                                        69,240
    2,000    USA Networks, Inc.*<F6>                                    63,540
                                                                   -----------
                                                                       870,660

             FINANCIAL SERVICES -- 5.4%
   12,500    American Express Co.                                      512,000
    2,000    Goldman Sachs Group, Inc.                                 180,500
    2,000    Merrill Lynch & Co., Inc.                                 110,760
    2,000    Morgan Stanley Dean Witter & Co.                          114,620
   36,561    The Charles Schwab Corp.                                  478,583
                                                                   -----------
                                                                     1,396,463

             FOODS -- 0.2%
    1,000    Kraft Foods Inc.                                           38,650

             FOOD WHOLESALERS -- 0.2%
    2,000    Sysco Corp.                                                59,640

             GOLD -- 0.2%
    2,000    Newmont Mining Corp.                                       55,380

             GROCERY STORES -- 0.2%
    1,000    Safeway Inc.*<F6>                                          45,020

             HOUSEHOLD PRODUCTS -- 0.7%
    3,000    Gillette Co.                                              102,030
    1,000    Procter & Gamble Co.                                       90,090
                                                                   -----------
                                                                       192,120

             INTERNET INFORMATION PROVIDERS -- 0.2%
    5,000    HomeStore.com, Inc.*<F6>                                   13,500
   26,000    InfoSpace, Inc.*<F6>                                       39,520
                                                                   -----------
                                                                        53,020

             INTERNET SOFTWARE & SERVICES -- 1.3%
   25,000    Ariba, Inc.*<F6>                                          113,250
   40,000    CMGI Inc.*<F6>                                             54,000
   10,000    Inktomi Corp.*<F6>                                         34,500
   17,000    Internet Capital Group, Inc.*<F6>                          10,880
   12,000    Priceline.com Inc.*<F6>                                    62,760
   17,000    Redback Networks Inc.*<F6>                                 57,800
                                                                   -----------
                                                                       333,190

             MEDICAL SUPPLIES -- 1.5%
    2,000    Abbott Laboratories                                       105,200
    4,352    Johnson & Johnson                                         282,662
                                                                   -----------
                                                                       387,862

             RESTAURANTS -- 1.2%
    3,000    Brinker International, Inc.*<F6>                           97,230
    3,000    McDonald's Corp.                                           83,250
    2,000    Outback Steakhouse, Inc.*<F6>                              71,540
    2,000    Wendy's International, Inc.                                69,960
                                                                   -----------
                                                                       321,980

             RETAIL-SPECIALTY -- 6.8%
    2,000    Abercrombie & Fitch Co.*<F6>                               61,600
    4,000    American Eagle Outfitters, Inc.*<F6>                       99,080
    2,000    AnnTaylor Stores Corp.*<F6>                                86,440
    3,000    Bed Bath & Beyond Inc.*<F6>                               101,250
    7,000    Best Buy Co., Inc.*<F6>                                   554,400
    4,000    Circuit City
               Stores-Circuit City Group                                72,160
    2,000    Dollar Tree Stores, Inc.*<F6>                              65,620
    2,000    eBay Inc.*<F6>                                            113,280
    2,000    Kenneth Cole Productions, Inc.*<F6>                        40,140
    6,600    Limited, Inc.                                             118,140
   12,000    OfficeMax, Inc.*<F6>                                       66,960
    4,000    TJX Companies, Inc.                                       160,040
    4,000    Tommy Hilfiger Corp.*<F6>                                  57,400
    5,000    Urban Outfitters, Inc.*<F6>                               116,750
    1,000    Walgreen Co.                                               39,190
                                                                   -----------
                                                                     1,752,450

             RETAIL STORES -- 2.4%
    2,000    Costco Wholesale Corp.*<F6>                                79,640
    3,000    Kohl's Corp.*<F6>                                         213,450
    2,000    Nordstrom, Inc.                                            49,000
    2,000    Target Corp.                                               86,240
    3,000    Wal-Mart Stores, Inc.                                     183,870
                                                                   -----------
                                                                       612,200

             SECURITY SOFTWARE & SERVICES -- 1.8%
   23,000    Glenayre Technologies, Inc.*<F6>                           45,540
    9,000    Internet Security Systems, Inc.*<F6>                      205,650
   11,000    RSA Security Inc.*<F6>                                     99,000
    4,000    VeriSign, Inc.*<F6>                                       108,000
                                                                   -----------
                                                                       458,190

             SEMICONDUCTOR CAPITAL SPENDING -- 0.5%
    7,000    Flextronics International Ltd.*<F6>                       127,750

             SEMICONDUCTORS -- 14.2%
   14,000    Applied Micro Circuits Corp.*<F6>                         112,000
   52,200    Intel Corp.                                             1,587,402
    2,000    Maxim Integrated Products, Inc.*<F6>                      111,420
   12,000    PMC-Sierra, Inc.*<F6>                                     195,360
    4,000    QLogic Corp.*<F6>                                         198,080
   24,000    Texas Instruments Inc.                                    794,400
    8,000    TriQuint Semiconductor, Inc.*<F6>                          96,080
   14,000    Xilinx, Inc.*<F6>                                         558,040
                                                                   -----------
                                                                     3,652,782

             SYSTEM SOFTWARE -- 0.6%
    4,000    Mercury Interactive Corp.*<F6>                            150,600

             TELECOMMUNICATIONS -- 1.3%
   11,000    EarthLink, Inc.*<F6>                                      111,650
    8,000    Lucent Technologies Inc.                                   37,840
    5,000    Nortel Networks Corp.                                      22,450
   16,000    Tellabs, Inc.*<F6>                                        167,520
                                                                   -----------
                                                                       339,460

             TELEPHONE SERVICES -- 0.0%
   37,000    XO Communications, Inc.*<F6>                                2,775

             TOYS -- 0.2%
    3,000    Mattel, Inc.*<F6>                                          62,520

             WIRELESS COMMUNICATION -- 5.6%
   17,000    Aether Systems, Inc.*<F6>                                  74,290
    6,000    Nextel Communications, Inc.*<F6>                           32,280
   64,000    Nokia Corp. "A" ADR                                     1,327,360
                                                                   -----------
                                                                     1,433,930
                                                                   -----------
               Total common stocks
                 (cost $17,751,575)                                 25,567,206
                                                                   -----------
               Total long-term investments
                 (cost $17,751,575)                                 25,567,206

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENTS -- 0.8% (A)<F7>
             VARIABLE RATE DEMAND NOTE -- 0.8%
 $217,066    Firstar Bank U.S.A., N.A.                                 217,066
                                                                   -----------
               Total short-term investments
                 (cost $217,066)                                       217,066
                                                                   -----------
               Total investments -- 100%
                 (cost $17,968,641)                                $25,784,272
                                                                   -----------
                                                                   -----------

  *<F6>   Non-income producing security.
(a)<F7>   Percentages for the various classifications relate to total investments.
    ADR   - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2002 (Unaudited)

INCOME:
   Dividends                                                        $   45,543
   Interest                                                             17,814
                                                                    ----------
       Total income                                                     63,357
                                                                    ----------
EXPENSES:
   Management fees                                                     155,413
   Administrative services                                              30,203
   Transfer agent fees                                                  27,879
   Professional fees                                                    15,325
   Distribution fees                                                    12,725
   Custodian fees                                                       12,351
   Printing and postage expense                                         10,040
   Registration fees                                                     9,607
   Board of Directors fees                                               2,000
   Other expenses                                                          140
                                                                    ----------
       Total operating expenses before interest expense                275,683
   Interest expense                                                      7,085
                                                                    ----------
       Total expenses                                                  282,768
                                                                    ----------
NET INVESTMENT LOSS                                                   (219,411)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     1,001,146
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               1,721,283
                                                                    ----------
NET GAIN ON INVESTMENTS                                              2,722,429
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,503,018
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2002 (Unaudited) and For the Year Ended September 30, 2001

                                                      2002             2001
                                                    --------         --------
OPERATIONS:
   Net investment loss                             $  (219,411)    $  (707,750)
   Net realized gain on investments                  1,001,146         142,264
   Net increase (decrease) in unrealized
     appreciation on investments                     1,721,283     (52,494,723)
                                                   -----------     -----------
       Net increase (decrease) in net assets
         resulting from operations                   2,503,018     (53,060,209)
                                                   -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.04144
     and $0.64843 per share, respectively)             (67,556)     (1,573,003)*
                                                                           <F8>
                                                   -----------     -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,113,304 and
     2,193,909 shares, respectively)                23,017,609      65,693,489
   Net asset value of shares issued in
     distributions (3,509 and 41,187
     shares, respectively)                              63,759       1,446,686
   Cost of shares redeemed (1,274,855 and
     2,998,045 shares, respectively)               (25,853,932)    (89,322,634)
                                                   -----------     -----------
       Net decrease in net assets derived
         from Fund share activities                 (2,772,564)    (22,182,459)
                                                   -----------     -----------
       TOTAL DECREASE                                 (337,102)    (76,815,671)
NET ASSETS AT THE BEGINNING OF THE PERIOD           27,793,876     104,609,547
                                                   -----------     -----------
NET ASSETS AT THE END OF THE PERIOD                $27,456,774     $27,793,876
                                                   -----------     -----------
                                                   -----------     -----------

*<F8> See Note 8.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                            FOR THE SIX
                                           MONTHS ENDING                          YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,        ------------------------------------------------------------------
                                                2002           2001           2000           1999           1998           1997
                                               ------         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $16.82         $43.31         $34.23         $21.88         $19.49         $15.64
Income from investment operations:
   Net investment loss                          (0.14)*<F9>    (0.37)*<F9>    (0.56)*<F9>    (0.34)*<F9>    (0.09)*<F9>    (0.13)
   Net realized and unrealized
     gain (loss) on investments                  1.74         (25.47)          9.74          13.19           2.48           3.98
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 1.60         (25.84)          9.18          12.85           2.39           3.85

Less distributions:
   Dividend from net investment income             --             --             --             --             --             --
   Distributions from net realized gains        (0.04)         (0.65)         (0.10)         (0.50)            --             --
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.04)         (0.65)         (0.10)         (0.50)            --             --
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $18.38         $16.82         $43.31         $34.23         $21.88         $19.49
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                          9.5%**<F10>  (60.4%)         26.9%          60.0%          12.3%          24.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)         27,457         27,794        104,610         97,317         29,154         22,702
Ratio of operating expenses before
  interest expense to average net assets         1.8%***<F11>   1.7%           1.3%           1.5%           1.5%           1.5%
Ratio of interest expense to
  average net assets                             0.0%***<F11>   0.0%           0.0%            N/A            N/A            N/A
Ratio of net investment loss to
  average net assets                            (1.4%)***<F11> (1.3%)         (1.0%)         (1.1%)         (0.8%)         (0.9%)
Portfolio turnover rate                         72.5%          74.0%           8.8%          30.3%          39.4%          60.2%

   *<F9> In 2002, 2001 and 1999, net investment loss per share is calculated using average shares outstanding. In 2000 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 **<F10>  Not Annualized.
***<F11>  Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)

ASSETS:
   Investments in securities, at value (cost $21,046,530)          $15,576,641
   Cash                                                                    293
   Receivable from investments sold                                  5,815,686
   Dividends receivable                                                 11,938
   Interest receivable                                                     305
                                                                   -----------
       Total assets                                                $21,404,863
                                                                   -----------
                                                                   -----------
LIABILITIES:
   Payable to brokers for investments purchased                    $   852,060
   Payable to U.S. Bank, loan                                        1,359,000
   Payable to adviser for management fees                               16,814
   Interest payable                                                      2,467
   Other liabilities                                                    38,236
                                                                   -----------
       Total liabilities                                             2,268,577
                                                                   -----------
NET ASSETS:
   Capital Stock, $0.01 par value; 40,000,000 shares
     authorized; 4,094,189 shares outstanding                       57,504,785
   Net unrealized depreciation on investments                       (5,469,889)
   Undistributed net realized losses on investments                (32,898,610)
                                                                   -----------
       Net assets                                                   19,136,286
                                                                   -----------
       Total liabilities and net assets                            $21,404,863
                                                                   -----------
                                                                   -----------
CALCULATION OF NET ASSET VALUE PER SHARE:
   Net asset value, offering and redemption price per
     share ($19,136,286 / 4,094,189 shares outstanding)            $      4.67
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
SCHEDULE OF INVESTMENTS
March 31, 2002 (Unaudited)

                                                                      QUOTED
  SHARES                                                           MARKET VALUE
  ------                                                           ------------
LONG-TERM INVESTMENTS -- 100.0% (A)<F13>
COMMON STOCKS -- 100.0% (A)<F13>

            AIRLINES/AEROSPACE -- 1.1%
   2,000    Boeing Co.                                             $    96,500
   1,000    United Technologies Corp.                                   74,200
                                                                   -----------
                                                                       170,700

            APPLICATION SOFTWARE -- 12.1%
  42,000    Oracle Corp.*<F12>                                         537,600
   5,000    PeopleSoft, Inc.*<F12>                                     182,650
  29,000    Siebel Systems, Inc.*<F12>                                 945,690
   5,000    VERITAS Software Corp.*<F12>                               219,150
                                                                   -----------
                                                                     1,885,090

            BANKS -- 3.9%
   2,000    Bank of America Corp.                                      136,040
   4,000    Citigroup Inc.                                             198,080
   5,000    J.P. Morgan Chase & Co.                                    178,250
   2,000    Wells Fargo & Co.                                           98,800
                                                                   -----------
                                                                       611,170

            BEVERAGES -- 2.7%
   4,000    The Coca-Cola Co.                                          209,040
   4,000    PepsiCo, Inc.                                              206,000
                                                                   -----------
                                                                       415,040

            BUILDING -- 0.6%
   2,000    Lowe's Companies, Inc.                                      86,980

            CHEMICALS -- 0.6%
   3,000    Dow Chemical Co.                                            98,160

            COMMUNICATION EQUIPMENT -- 4.0%
  11,000    Corning Inc.                                                83,820
  47,000    L.M. Ericsson Telephone Co. ADR                            196,460
  45,800    JDS Uniphase Corp.*<F12>                                   269,762
   2,000    QUALCOMM Inc.*<F12>                                         75,280
                                                                   -----------
                                                                       625,322

            COMPUTER NETWORKING -- 3.7%
  30,000    Cisco Systems Inc.*<F12>                                   507,900
   6,000    Juniper Networks, Inc.*<F12>                                75,720
                                                                   -----------
                                                                       583,620

            COMPUTER & PERIPHERALS -- 7.6%
  18,000    EMC Corp. (Mass.)*<F12>                                    214,560
  35,000    Handspring, Inc.*<F12>                                     163,100
  10,000    Hewlett-Packard Co.                                        179,400
  11,000    Network Appliance, Inc.*<F12>                              224,180
  18,416    Palm, Inc.*<F12>                                            73,480
  38,000    Sun Microsystems, Inc.*<F12>                               335,160
                                                                   -----------
                                                                     1,189,880

            DRUGS -- 1.5%
   6,000    Pfizer Inc.                                                238,440

            ELECTRICAL EQUIPMENT -- 3.6%
   2,000    General Electric Co.                                        74,900
  33,725    Motorola, Inc.                                             478,895
                                                                   -----------
                                                                       553,795

            ELECTRONICS -- 1.0%
  13,000    Sanmina-SCI Corp.*<F12>                                    152,750

            ENERGY -- 2.2%
   3,000    Helmerich & Payne, Inc.                                    120,270
   3,000    Rowan Companies, Inc.*<F12>                                 69,120
   1,000    Schlumberger Ltd.                                           58,820
   3,000    Transocean Sedco Forex Inc.                                 99,690
                                                                   -----------
                                                                       347,900

            ENGINEERING/CONSTRUCTION -- 0.8%
   3,000    Fluor Corp.                                                122,370

            ENTERTAINMENT/MEDIA -- 3.8%
   4,000    AOL Time Warner Inc.*<F12>                                  94,600
  17,000    The Walt Disney Co.                                        392,360
   2,000    SONY CORP. SP-ADR                                          103,400
                                                                   -----------
                                                                       590,360

            FINANCIAL SERVICES -- 4.8%
   2,000    American Express Co.                                        81,920
   2,000    Merrill Lynch & Co., Inc.                                  110,760
   2,000    Morgan Stanley Dean Witter & Co.                           114,620
  33,500    The Charles Schwab Corp.                                   438,515
                                                                   -----------
                                                                       745,815

            FOODS -- 0.3%
   1,000    Kraft Foods Inc.                                            38,650

            FOOD WHOLESALERS -- 1.0%
   5,000    Sysco Corp.                                                149,100

            GOLD -- 0.4%
   2,000    Newmont Mining Corp.                                        55,380

            GROCERY STORES -- 0.9%
   3,000    Albertson's, Inc.                                           99,420
   1,000    Safeway Inc.*<F12>                                          45,020
                                                                   -----------
                                                                       144,440

            HOUSEHOLD PRODUCTS -- 2.1%
   3,000    Gillette Co.                                               102,030
   1,000    Procter & Gamble Co.                                        90,090
   2,000    Wyeth                                                      131,300
                                                                   -----------
                                                                       323,420

            INTERNET INFORMATION PROVIDERS -- 1.8%
  15,000    Yahoo! Inc.*<F12>                                          277,050

            INTERNET SOFTWARE & SERVICES -- 1.0%
  52,000    Safeguard Scientifics, Inc.*<F12>                          156,520

            MEDICAL SUPPLIES -- 2.3%
   2,000    Abbott Laboratories                                        105,200
   4,000    Johnson & Johnson                                          259,800
                                                                   -----------
                                                                       365,000

            OFFICE EQUIPMENT & SUPPLIES -- 0.6%
   9,000    Xerox Corp.                                                 96,750

            PAPER & FOREST PRODUCTS -- 0.8%
   2,000    Weyerhaeuser Co.                                           125,720

            RESTAURANTS -- 0.5%
   2,000    Wendy's International, Inc.                                 69,960

            RETAIL-SPECIALTY -- 7.9%
   2,000    AnnTaylor Stores Corp.*<F12>                                86,440
   2,000    Bed Bath & Beyond Inc.                                      67,500
   4,000    Best Buy Co., Inc.*<F12>                                   316,800
   3,000    eBay Inc.*<F12>                                            169,920
   5,000    Linens 'n Things, Inc.*<F12>                               152,650
  13,000    OfficeMax, Inc.*<F12>                                       72,540
   2,000    Pep Boys-Manny, Moe & Jack                                  33,280
   4,000    PETsMART, Inc.*<F12>                                        54,240
  27,000    Rite Aid Corp.*<F12>                                        93,420
   3,000    Starbucks Corp.*<F12>                                       69,390
   2,000    TJX Companies, Inc.                                         80,020
   1,000    Walgreen Co.                                                39,190
                                                                   -----------
                                                                     1,235,390

            RETAIL STORES -- 2.4%
   5,000    Dillard's, Inc.                                            119,300
   2,000    Nordstrom, Inc.                                             49,000
   2,000    Target Corp.                                                86,240
   2,000    Wal-Mart Stores, Inc.                                      122,580
                                                                   -----------
                                                                       377,120

            SEMICONDUCTOR CAPITAL SPENDING -- 1.0%
   3,000    Applied Materials, Inc.*<F12>                              162,810

            SEMICONDUCTORS -- 11.4%
  20,000    Applied Micro Circuits Corp.*<F12>                         160,000
   8,000    Broadcom Corp.*<F12>                                       287,200
  14,000    Intel Corp.                                                425,740
   5,000    QLogic Corp.*<F12>                                         247,600
   9,000    Texas Instruments Inc.                                     297,900
   9,000    TriQuint Semiconductor, Inc.*<F12>                         108,090
  25,000    Vitesse Semiconductor Corp.*<F12>                          245,000
                                                                   -----------
                                                                     1,771,530

            TELECOMMUNICATION SERVICES -- 0.6%
  12,000    Qwest Communications
              International Inc.                                        98,640

            TELECOMMUNICATIONS -- 4.1%
  19,500    CIENA Corp.*<F12>                                          175,500
  26,000    Lucent Technologies Inc.                                   122,980
  48,400    Nortel Networks Corp.                                      217,316
  11,500    Tellabs, Inc.*<F12>                                        120,405
                                                                   -----------
                                                                       636,201

            TELEPHONE SERVICES -- 0.7%
  14,000    McLeodUSA Inc.*<F12>                                         1,400
   6,000    Vodafone Group PLC SP-ADR                                  110,580
                                                                   -----------
                                                                       111,980

            WIRELESS COMMUNICATION -- 6.2%
  10,000    AT&T Wireless Services Inc.*<F12>                           89,500
  12,000    Nextel Communications, Inc.*<F12>                           64,560
  39,000    Nokia Corp. "A" ADR                                        808,860
                                                                   -----------
                                                                       962,920
                                                                   -----------
            Total common stocks
              (cost $21,045,862)                                    15,575,973
                                                                   -----------
            Total long-term investments
              (cost $21,045,862)                                    15,575,973

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENTS -- 0.0% (A)<F13>
            VARIABLE RATE DEMAND NOTE -- 0.0%
    $668    Firstar Bank U.S.A., N.A.                                      668
                                                                   -----------
            Total short-term investments
              (cost $668)                                                  668
                                                                   -----------
            Total investments -- 100%
              (cost $21,046,530)                                   $15,576,641
                                                                   -----------
                                                                   -----------

  *<F12>   Non-income producing security.
(a)<F13>   Percentages for the various classifications relate to total investments.
     ADR   - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2002 (Unaudited)

INCOME:
   Dividends                                                        $   37,232
   Interest                                                              8,804
                                                                    ----------
       Total income                                                     46,036
                                                                    ----------
EXPENSES:
   Management fees                                                     114,502
   Administrative services                                              22,871
   Custodian fees                                                       16,377
   Professional fees                                                    11,445
   Transfer agent fees                                                   9,999
   Distribution fees                                                     8,745
   Registration fees                                                     7,082
   Printing and postage expense                                          4,348
   Board of Directors fees                                               2,000
   Other expenses                                                           95
                                                                    ----------
       Total operating expenses before interest expense                197,464
   Interest expense                                                     34,122
                                                                    ----------
       Total expenses                                                  231,586
                                                                    ----------
NET INVESTMENT LOSS                                                   (185,550)
                                                                    ----------
NET REALIZED LOSS ON INVESTMENTS                                      (364,326)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               2,123,468
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,759,142
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,573,592
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2002 (Unaudited) and For the Year Ended September 30, 2001

                                                        2002           2001
                                                      --------       --------
OPERATIONS:
   Net investment loss                              $  (185,550)   $  (324,974)
   Net realized loss on investments                    (364,326)   (32,534,286)
   Net increase (decrease) in unrealized
     appreciation on investments                      2,123,468    (12,013,181)
                                                    -----------    -----------
       Net increase (decrease) in net assets
         resulting from operations                    1,573,592    (44,872,441)
                                                    -----------    -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (10,120,067 and
     3,266,180 shares, respectively)                 54,713,001     18,731,973
   Cost of shares redeemed (10,650,535 and
     3,911,483 shares, respectively)                (57,286,755)   (22,978,222)
                                                    -----------    -----------
       Net decrease in net assets derived
         from Fund share activities                  (2,573,754)    (4,246,249)
                                                    -----------    -----------
       TOTAL DECREASE                                (1,000,162)   (49,118,690)

NET ASSETS AT THE BEGINNING OF THE PERIOD            20,136,448     69,255,138
                                                    -----------    -----------
NET ASSETS AT THE END OF THE PERIOD                 $19,136,286  $  20,136,448
                                                    -----------    -----------
                                                    -----------    -----------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                (UNAUDITED)
                                                                FOR THE SIX
                                                               MONTHS ENDING        FOR THE YEARS ENDED SEPTEMBER 30,
                                                                 MARCH 31,          ---------------------------------
                                                                    2002                2001              2000+<F14>
                                                                 ----------          ----------           ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $ 4.35              $13.14              $10.00
Income from investment operations:
   Net investment loss                                              (0.04)              (0.09)              (0.12)
   Net realized and unrealized gain (loss) on investments            0.36               (8.70)               3.26
                                                                   ------              ------              ------
Total from investment operations                                     0.32               (8.79)               3.14

Less distributions:
   Dividend from net investment income                                 --                  --                  --
   Distribution from net realized gains                                --                  --                  --
                                                                   ------              ------              ------
Total from distributions                                               --                  --                  --
                                                                   ------              ------              ------
Net asset value, end of period                                     $ 4.67              $ 4.35              $13.14
                                                                   ------              ------              ------
                                                                   ------              ------              ------
TOTAL INVESTMENT RETURN                                              7.8%*<F15>        (66.9%)              31.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                             19,136              20,136              69,255
Ratio of operating expenses before interest
  expense to average net assets                                      1.7%**<F16>         1.5%                1.5%
Ratio of interest expense to average net assets                      0.3%**<F16>         0.1%                0.0%
Ratio of net investment loss to average net assets                  (1.6%)**<F16>       (0.9%)              (1.2%)
Portfolio turnover rate                                            179.2%              275.5%               23.6%

  +<F14>   Commencement of operations October 1, 1999.
  *<F15>   Not Annualized.
 **<F16>   Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds U.S. Government Bond Fund
STATEMENT OF NET ASSETS
March 31, 2002 (Unaudited)

PRINCIPAL                                                             QUOTED
  AMOUNT                                                           MARKET VALUE
---------                                                          ------------
LONG-TERM INVESTMENTS -- 33.6% (A)<F17>

             FEDERAL AGENCIES -- 33.6%
 $300,000    Federal Home Loan Bank,
               2.53%, due 04/04/03                                  $  298,788
  300,000    Federal Home Loan Bank,
               2.60%, due 04/08/03                                     298,907
  300,000    Federal Home Loan Bank,
               2.50%, due 04/17/03                                     298,498
  300,000    Federal Home Loan Bank,
               3.00%, due 07/01/03                                     299,242
  300,000    Federal Home Loan Bank,
               3.37%, due 10/03/03                                     299,521
                                                                    ----------
               Total long-term investments
                 (cost $1,500,000)                                   1,494,956

SHORT-TERM INVESTMENTS -- 86.6% (A)<F17>

             FEDERAL AGENCIES -- 74.4%
  300,000    Federal Home Loan Bank,
               1.58%, due 04/03/02                                     299,974
  500,000    Federal National
               Mortgage Association,
               1.62%, due 05/23/02                                     498,623
  400,000    Federal National
               Mortgage Association,
               3.23%, due 6/14/02                                      398,459
  300,000    Federal Farm Credit Bank,
               6.20%, due 07/01/02                                     303,148
  200,000    Federal Home Loan Bank,
               6.00%, due 08/15/02                                     202,890
  500,000    Federal National
               Mortgage Association,
               3.21%, due 08/23/02                                     495,856
  300,000    Federal Home Loan Bank,
               5.37%, due 01/16/03                                     306,388
  500,000    Federal Home Loan Bank,
               2.25%, due 02/05/03                                     498,080
  300,000    Federal Home Loan Bank,
               2.28%, due 02/28/03                                     298,590
                                                                    ----------
               Total federal agencies
                 (cost $3,288,129)                                   3,302,008

             VARIABLE RATE DEMAND NOTES -- 12.2%
 $210,000    American Family Financial Services                        210,000
  210,000    Firstar Bank U.S.A., N.A.                                 210,000
  123,634    Wisconsin Electric Power Co.                              123,634
                                                                    ----------
               Total variable rate demand notes
                 (cost $543,634)                                       543,634
                                                                    ----------
               Total short-term investments
                 (cost $3,831,763)                                   3,845,642
                                                                    ----------
               Total investments
                 (cost $5,331,763)                                   5,340,598

             Liabilities, less cash and
               receivables -- (20.2%) (A)<F17>                        (897,939)
                                                                    ----------
               NET ASSETS                                           $4,442,659
                                                                    ----------
                                                                    ----------
             Net Asset Value Per Share
               ($0.01 par value 20,000,000
               shares authorized), offering
               and redemption price
               ($4,442,659 / 457,625
               shares outstanding)                                  $     9.71
                                                                    ----------
                                                                    ----------

(a)<F17>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2002 (Unaudited)

INCOME:
   Interest                                                           $ 70,153
                                                                      --------
EXPENSES:
   Management fees                                                      16,170
   Professional fees                                                    13,159
   Transfer agent fees                                                   6,936
   Registration fees                                                     4,486
   Administrative services                                               2,156
   Printing and postage expense                                            987
   Custodian fees                                                          694
   Board of Directors fees                                                 500
   Other expenses                                                        1,196
                                                                      --------
       Total expenses before reimbursement and management fee waiver    46,284
   Less expenses assumed by adviser                                    (26,880)
                                                                      --------
       Net expenses                                                     19,404
                                                                      --------
NET INVESTMENT INCOME                                                   50,749
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                        12,105

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 (39,915)
                                                                      --------
NET LOSS ON INVESTMENTS                                                (27,810)
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 22,939
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2002 (Unaudited) and For the Year Ended September 30, 2001

                                                         2002          2001
                                                       --------      --------
OPERATIONS:
   Net investment income                              $    50,749  $   190,915
   Net realized gain (loss) on investments                 12,105      (36,062)
   Net (decrease) increase in unrealized
     appreciation on investments                          (39,915)     105,899
                                                      -----------  -----------
       Net increase in net assets resulting
         from operations                                   22,939      260,752
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.1141
     and $0.4338 per share, respectively)                 (50,749)    (190,915)
                                                      -----------  -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (84,791 and
     136,915 shares, respectively)                        826,807    1,329,477
   Net asset value of shares issued in distributions
     (5,322 and 20,352 shares, respectively)               51,966      197,217
   Cost of shares redeemed (101,724 and
     163,406 shares, respectively)                       (994,032)  (1,585,844)
                                                      -----------  -----------
       Net decrease in net assets derived
         from Fund share activities                      (115,259)     (59,150)
                                                      -----------  -----------
       TOTAL (DECREASE) INCREASE                         (143,069)      10,687

NET ASSETS AT THE BEGINNING OF THE PERIOD               4,585,728    4,575,041
                                                      -----------  -----------
NET ASSETS AT THE END OF THE PERIOD                   $ 4,442,659  $ 4,585,728
                                                      -----------  -----------
                                                      -----------  -----------

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds U.S. Government Bond Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                            FOR THE SIX
                                           MONTHS ENDING                          YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,        ------------------------------------------------------------------
                                                2002           2001           2000           1999           1998           1997
                                               ------         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 9.77         $ 9.62         $ 9.65         $ 9.81         $ 9.76         $ 9.75
Income from investment operations:
   Net investment income                         0.11           0.43           0.49           0.47           0.53           0.53
   Net realized and unrealized
     (loss) gain on investments                 (0.06)          0.15          (0.03)         (0.16)          0.05           0.01
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 0.05           0.58           0.46           0.31           0.58           0.54

Less distributions:
   Dividends from net investment income         (0.11)         (0.43)         (0.49)         (0.47)         (0.53)         (0.53)
   Distribution from net realized gains            --             --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.11)         (0.43)         (0.49)         (0.47)         (0.53)         (0.53)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $ 9.71         $ 9.77         $ 9.62         $ 9.65         $ 9.81         $ 9.76
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                          0.6%(a)<F20>  6.19%          4.85%          3.18%          6.08%          5.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          4,443          4,586          4,575          4,135          3,074          2,626
Ratio of expenses (after reimbursement)
  to average net assets*<F18>                   0.90%(b)<F21>  0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income
  to average net assets**<F19>                  2.36%(b)<F21>  4.50%          5.04%          4.78%          5.40%          5.45%
Portfolio turnover rate                         73.7%          18.6%          17.0%             --             --         25.28%

  *<F18> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.15%(b)<F21>, 2.09%, 1.93%, 2.15%, 2.37% and 2.33%
           for the six months ending March 31, 2002 and for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively.
 **<F19> The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the six months ending March 31, 2002 and for the years ended September 30, 2001, 2000, 1999, 1998 and 1997 would have been 1.11%(b)<F21>, 3.31%,
           4.01%, 3.53%, 3.93% and 4.02%, respectively.
(a)<F20>   Not Annualized.
(b)<F21>   Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENT OF NET ASSETS
March 31, 2002 (Unaudited)

 PRINCIPAL
  AMOUNT                                                  RATING      VALUE
 ---------                                                ------      -----
SHORT-TERM INVESTMENTS -- 100.3% (A)<F22>

               U.S. TREASURY SECURITIES -- 90.9%
 $1,000,000    U.S. Treasury Bills, 1.61%, due 04/04/02             $  999,866
  1,000,000    U.S. Treasury Bills, 1.61%, due 04/11/02                999,553
  1,000,000    U.S. Treasury Bills, 1.64%, due 04/18/02                999,226
  1,000,000    U.S. Treasury Bills, 1.65%, due 04/25/02                998,900
  1,000,000    U.S. Treasury Bills, 1.65%, due 05/02/02                998,579
  1,000,000    U.S. Treasury Bills, 1.70%, due 05/09/02                998,205
  1,000,000    U.S. Treasury Bills, 1.70%, due 05/16/02                997,875
  1,000,000    U.S. Treasury Bills, 1.70%, due 05/23/02                997,544
  1,000,000    U.S. Treasury Bills, 1.68%, due 05/30/02                997,247
                                                                    ----------
                    Total U.S. treasury securities
                      (amortized cost $8,986,995)                    8,986,995

               VARIABLE RATE DEMAND NOTES -- 9.4%
    439,107    Firstar Bank U.S.A., N.A.                    A1+P1      439,107
    490,000    Wisconsin Corporate Central Credit Union     A1+P1      490,000
                                                                    ----------
                    Total variable rate demand notes
                      (cost $929,107)                                  929,107
                                                                    ----------
                    Total investments
                      (amortized cost $9,916,102)                    9,916,102

               Liabilities, less cash
                 and receivables -- (0.3%) (A)<F22>                    (27,860)
                                                                    ----------
                    NET ASSETS                                      $9,888,242
                                                                    ----------
                                                                    ----------
               Net Asset Value Per Share ($0.01 par value
                 500,000,000 shares authorized),
                 offering and redemption price
                 ($9,888,242 / 9,888,242 shares outstanding)        $     1.00
                                                                    ----------
                                                                    ----------

 (a)<F22> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2002 (Unaudited)

INCOME:
   Interest                                                           $128,155
                                                                      --------
EXPENSES:
   Management fees                                                      34,907
   Transfer agent fees                                                  11,072
   Professional fees                                                    10,740
   Registration fees                                                     8,992
   Administrative services                                               6,981
   Printing and postage expense                                          3,170
   Custodian fees                                                        2,642
   Board of Directors fees                                               1,500
   Other expenses                                                          282
                                                                      --------
        Total operating expenses before interest
          expense and management fee waiver                             80,286
   Interest expense                                                      1,011
                                                                      --------
        Total expenses before management fee waiver                     81,297

   Less expenses assumed by adviser                                    (34,907)
                                                                      --------
        Net expenses                                                    46,390
                                                                      --------
NET INVESTMENT INCOME                                                   81,765

NET REALIZED LOSS ON INVESTMENTS                                        (2,143)
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 79,622
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2002 (Unaudited) and For the Year Ended September 30, 2001

                                                     2002             2001
                                                   --------         --------
OPERATIONS:
   Net investment income                         $      81,765   $     833,485
   Net realized (loss) gain on investments              (2,143)          9,482
                                                 -------------   -------------
       Net increase in net assets
         resulting from operations                      79,622         842,967
                                                 -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income
     ($0.0056 and $0.0421 per
     share, respectively)                              (79,622)       (842,967)
                                                 -------------   -------------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (121,897,638
     and 274,668,696 shares, respectively)         121,897,638     274,668,696
   Net asset value of shares issued in
     distributions (91,468 and 877,520
     shares, respectively)                              91,468         877,520
   Cost of shares redeemed (127,567,409 and
     288,289,872 shares, respectively)            (127,567,409)   (288,289,872)
                                                 -------------   -------------
       Net decrease in net assets derived
         from Fund share activities                 (5,578,303)    (12,743,656)
                                                 -------------   -------------
       TOTAL DECREASE                               (5,578,303)    (12,743,656)
NET ASSETS AT THE BEGINNING OF THE PERIOD           15,466,545      28,210,201
                                                 -------------   -------------
NET ASSETS AT THE END OF THE PERIOD              $   9,888,242   $  15,466,545
                                                 -------------   -------------
                                                 -------------   -------------

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Money Market Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                            FOR THE SIX
                                           MONTHS ENDING                          YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,        ------------------------------------------------------------------
                                                2002           2001           2000           1999           1998           1997
                                               ------         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
Income from investment operations:
   Net investment income                         0.01           0.04           0.05           0.04           0.05           0.05

Less distributions:
   Dividends from net investment income         (0.01)         (0.04)         (0.05)         (0.04)         (0.05)         (0.05)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                         0.56%(a)<F25>  4.29%          5.34%          4.46%          4.99%          4.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          9,888         15,467         28,210         16,462          4,879          3,032
Ratio of operating expenses before interest
  Expense (after reimbursement) to average
  net assets*<F23>                              0.65%(b)<F26>  0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of interest expense to
  average net assets                            0.01%(b)<F26>  0.01%          0.01%            N/A            N/A            N/A
Ratio of net investment income to
  average net assets**<F24>                     1.14%(b)<F26>  4.29%          5.24%          4.35%          4.88%          4.77%

  *<F23> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.15%(b)<F26>, 1.09%, 1.16%, 1.37%, 1.96% and 2.02%
          for the six months ending March 31, 2002 and for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively.
 **<F24> If the Fund had paid all of its expenses, the ratios would have been 0.64%(b)<F26>, 3.85%, 4.74%, 3.63%, 3.57% and 3.40% for the six months ending March 31, 2002 and for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively.
(a)<F25>  Not Annualized.
(b)<F26>  Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the "Company"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. This Company consists of a series of five funds: the Reynolds Blue Chip Growth Fund ("Blue Chip Fund"), the Reynolds Opportunity Fund ("Opportunity Fund"), the Reynolds Fund ("Reynolds Fund"), the Reynolds U.S. Government Bond Fund ("Government Bond Fund") and the Reynolds Money Market Fund ("Money Market Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Maryland on April 28,1988.

     The investment objective of the Blue Chip Fund is to produce long-term growth of capital, with current income as a secondary objective, by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as "blue chip" companies; the investment objective of the Opportunity Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks having above average growth characteristics; the investment objective of the Reynolds Fund is to produce long-term growth of capital; the investment objective of the Government Bond Fund is to provide a high level of current income by investing in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; and the investment objective of the Money Market Fund is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments.

     (a) Each security for the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Government Bond Fund, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments with maturities of 60 days or less held by these Funds and all instruments held by the Money Market Fund are valued at amortized cost which approximates quoted market value. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts for the Blue Chip Fund as reported on the statements of net assets and for the Opportunity Fund and the Reynolds Fund as reported on the schedule of investments are substantially the same for Federal income tax purposes. Cost amounts, as reported on the statements of net assets for the Government Bond Fund and the Money Market Fund, are the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock of the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Blue Chip Fund has $75,823,313 of post-October losses; the Opportunity Fund has $534,598 of post-October losses; the Reynolds Fund has $30,622,884 of post-October losses and the Government Bond Fund has $36,062 of post-October losses, which are deferred for tax purposes until the year ending September 30, 2002. The Blue Chip Fund has $344,232 and $15,455,133 of net capital loss carryforwards which expire September 30, 2008 and 2009, respectively. The Reynolds Fund has $799,185 of net capital loss carryforwards which expire September 30, 2009. The Government Bond Fund has $231,244, $19,651, $2,405 and $9,179 of net capital loss carryforwards which expire September 30, 2003, 2004, 2005 and 2007, respectively. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

     (d) The Funds record dividend income on the ex-dividend date and interest income on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and the Funds do not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Funds have management agreements with Reynolds Capital Management ("RCM"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay RCM a monthly management fee at the annual rate of 1% of such Funds' daily net assets; from the Government Bond Fund a management fee at the annual rate of 0.75% of such Fund's daily net assets; and from the Money Market Fund a management fee at the annual rate of 0.5% of such Fund's daily net assets. For the period ending March 31, 2002, RCM voluntarily waived $16,170 and $34,907 of the management fees due from the Government Bond Fund and the Money Market Fund, respectively, under the agreements.

     In addition, RCM has voluntarily reimbursed the Government Bond Fund for expenses over 0.90% of the daily net assets of such Fund totaling $10,710. These voluntary reimbursements to the Government Bond Fund may be modified or discontinued at any time by RCM.

     The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers of the Funds are affiliated, to supervise all aspects of the Funds' operations except those per#formed by RCM pursuant to the management agreements. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of such Funds' daily net assets up to and including $30,000,000 and 0.1% of such Funds' daily net assets in excess of $30,000,000; and the Government Bond Fund and the Money Market Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of such Funds' daily net assets.

     The Blue Chip Fund, Opportunity Fund and the Reynolds Fund have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  CREDIT FACILITY --

     U.S. Bank, N.A. has made available to Blue Chip Fund, Opportunity Fund, Reynolds Fund and Money Market Fund a credit facility pursuant to the respective Credit Agreements dated August 7, 2000 for the purpose of having cash available to cover incoming redemptions. The Credit Agreement (subsequently amended) for the Reynolds Fund can also use the credit facility to purchase securities. The Credit Agreements expire July 31, 2002. The terms of the respective agreements are as follows:

                                             BLUE CHIP          OPPORTUNITY           REYNOLDS          MONEY MARKET
                                                FUND                FUND                FUND                FUND
                                            ------------        ------------        ------------        ------------
     Payment Terms                         Due in 45 days      Due in 45 days      Due in 90 days      Due in 45 days
     Interest                             Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%
     Unused Line Fees                          0.10%               0.10%               0.10%               0.10%
     Credit Limit                            $5,000,000          $3,000,000          $5,500,000          $2,000,000
     Average Daily Balance Outstanding        $789,264            $293,456           $1,450,115              $0
     Maximum Amount Outstanding              $5,000,000          $3,000,000          $4,000,000              $0
     Interest Expense                         $18,467              $7,085             $34,122              $1,011

(4)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders.

(5)  INVESTMENT TRANSACTIONS --

     For the period ending March 31, 2002, purchases and proceeds of sales of investment securities of the Blue Chip Fund (excluding short-term securities) were $81,613,653 and $65,699,523, respectively; purchases and proceeds of sales of investment securities of the Opportunity Fund (excluding short-term securities) were $27,069,402 and $19,655,630, respectively; purchases and proceeds of sales of long-term investment securities of the Reynolds Fund (excluding short-term securities) were $37,589,898 and $38,233,180, respectively; and purchases and proceeds of sales of long-term investment securities for the Government Bond Fund (excluding short-term securities) were $1,200,000 and $911,875, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of March 31, 2002, liabilities of the Funds included the following:

                                                       BLUE CHIP     OPPORTUNITY      REYNOLDS      GOVERNMENT    MONEY MARKET
                                                          FUND           FUND           FUND        BOND FUND         FUND
                                                       ----------     ----------     ----------     ----------     ----------
     Payable to brokers for securities purchased     $  1,087,277    $ 1,300,252    $   852,060     $  900,000     $  997,060
     Payable to RCM for management fees                   147,660         24,199         16,814             --             --
     Payable to shareholders for redemptions               43,964             --             --             --             --
     Interest payable                                         431            273          2,467            N/A            172
     Other liabilities                                    193,880         85,434         38,236          3,494         21,211
     Loan payable                                              --             --      1,359,000            N/A             --

(7)  SOURCES OF NET ASSETS --

     As of March 31, 2002, the sources of net assets were as follows:

                                                       BLUE CHIP     OPPORTUNITY      REYNOLDS      GOVERNMENT    MONEY MARKET
                                                          FUND           FUND           FUND        BOND FUND         FUND
                                                       ----------     ----------     ----------     ----------     ----------
     Fund shares issued and outstanding              $245,273,007    $19,516,541    $58,780,571     $4,720,261     $9,888,242
     Net unrealized appreciation (depreciation)
       on investments                                  23,894,448      7,815,631     (5,469,889)         8,835             --
     Accumulated net realized (loss) gain
       on investments                                (101,419,459)       124,602    (34,174,396)      (286,437)            --
                                                     ------------    -----------    -----------     ----------     ----------
                                                     $167,747,996    $27,456,774    $19,136,286     $4,442,659     $9,888,242
                                                     ------------    -----------    -----------     ----------     ----------
                                                     ------------    -----------    -----------     ----------     ----------

     Aggregate net unrealized appreciation (depreciation) for the Funds as of March 31, 2002 consisted of the following:

                                                       BLUE CHIP        OPPORTUNITY        REYNOLDS        GOVERNMENT
                                                          FUND             FUND              FUND           BOND FUND
                                                       ----------       ----------        ----------       ----------
     Aggregate gross unrealized appreciation          $ 62,087,333      $10,056,248       $ 1,135,900        $17,669
     Aggregate gross unrealized depreciation           (38,192,885)      (2,240,617)       (6,605,789)        (8,834)
                                                      ------------      -----------       -----------        -------
     Net unrealized appreciation (depreciation)       $ 23,894,448      $ 7,815,631       $(5,469,889)       $ 8,835
                                                      ------------      -----------       -----------        -------
                                                      ------------      -----------       -----------        -------

(8)  REQUIRED FEDERAL INCOME TAX DISCLOSURES --

     In early 2001, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended September 30, 2001. The Funds hereby designate the following amounts as long-term capital gains distributions.

                                                      OPPORTUNITY
                                                          FUND
                                                      -----------
     Capital gains taxed at 20%                        $1,573,003

                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                                DENNIS N. MOSER
                             FREDERICK L. REYNOLDS
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202